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                             ARTHUR ANDERSEN LLP






                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-66345 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.



Hartford, Connecticut                   /s/ Arthur Andersen LLP
September 15, 1999